SUPPLEMENT DATED NOVEMBER 3, 2008 TO THE PROSPECTUSES

OF EACH OF THE FOLLOWING FUNDS:

Prospectuses, each dated February 1, 2008, for

Seligman TargetHorizon ETF Portfolios, Inc.

(only on behalf of its Seligman TargETFund 2015 and Seligman TargETFund 2045)

Prospectus, dated May 1, 2008, for

Seligman Asset Allocation Series, Inc.

(only on behalf of it Seligman Asset Allocation Balanced Fund)

(each, a “Fund”, and collectively, the “Funds”).

Today, November 3, 2008, each of the Funds held a Special Meeting of Shareholders in New York City (the “Meeting”). At the Meeting, each of the nominees for election as director or trustee was duly elected, subject to the Acquisition (as defined below). However, because the Funds did not obtain the necessary vote to approve their respective proposed investment management services agreement (collectively, the “New Agreements”) with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc, the Meeting was adjourned, solely to consider the New Agreements, to 4:00 p.m. on November 6, 2008 (the “Adjourned Meeting”) at the offices of the Seligman Group of Funds, 100 Park Avenue, 8th Floor, New York, New York 10017. This adjournment will provide additional time for each Fund to solicit additional votes to support the Boards’ recommendation to approve the New Agreements.

As described in the Funds’ proxy statement, the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”), the current manager of each of the Funds, have agreed to sell their outstanding stock to RiverSource (the “Acquisition”). The Acquisition will cause the current management agreements between Seligman and the Funds to terminate. In order to provide the Funds with continuity of management services after completion of the Acquisition, the Adjourned Meeting of the Funds will be held solely for the purpose of considering and voting on the New Agreements.

As stated in the Funds’ Proxy statement, the effectiveness of the New Agreements is contingent on the closing of the Acquisition of Seligman by RiverSource. The Acquisition is expected to be completed in the fourth quarter. However, if the Acquisition does not take place, then Seligman will continue as manager of the Funds, and RiverSource will not be the manager of the Funds even if the New Agreements are approved.

At the Meeting, shareholders of each of the Funds elected the following ten directors to take office upon the closing of the Acquisition: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott (collectively, the “New Directors”).  Messrs. Leroy C. Richie and John F. Maher will continue to serve as directors of the Funds after the Acquisition, which would result in an overall increase from ten to 12 directors of the Funds. If the Acquisition does not take place for any reason, the size of the Boards will not be increased, the New Directors will not serve as directors of the Funds, and the directors of the Funds serving prior to the election of the New Directors will continue to serve as directors of the Funds.